UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
      |_|   Preliminary Proxy Statement
      |_|   Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
      |X|   Definitive Proxy Statement
      |_|   Definitive Additional Materials
      |_|   Soliciting Material Pursuant to Section 240.14a-12


                              RAND LOGISTICS, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)


       ------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:
      2)    Aggregate number of securities to which transaction applies:
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            pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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      5)    Total fee paid:

|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                              RAND LOGISTICS, INC.
                          461 Fifth Avenue, 25th Floor
                               New York, NY 10017

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          to be held September 11, 2007

                             ----------------------

To the Stockholders of
Rand Logistics, Inc.:

            You are invited to attend the annual meeting of stockholders (the "Meeting") of RAND LOGISTICS, INC., a Delaware corporation (the "Company"), at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York 10022 on Tuesday, September 11, 2007, at 10:00 A.M. (local time), for the following purposes:

            (1) To elect one director of the Company as Class I director to serve for a term of three years and until his successor has been duly elected and qualified;

            (2)   To approve the Company's 2007 Long Term Incentive Plan;

            (3) To ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the 2008 fiscal year; and

            (4) To consider and act upon such other matters as may properly come before the Meeting.

            Only stockholders of record at the close of business on July 23, 2007 are entitled to receive notice of, and to vote at, the Meeting, and at any adjournment or adjournments thereof. A list of the stockholders of the Company as of the close of business on July 23, 2007 will be available for inspection during business hours for ten days prior to the Meeting at the Company's principal executive offices located at 461 Fifth Avenue, 25th Floor, New York, New York 10017.

Please fill in, date and sign the enclosed proxy, which is solicited by the Board of Directors of the Company, and mail it promptly in the enclosed postage-paid envelope to make sure that your shares are represented at the Meeting. If you attend the Meeting in person, you may, if you desire, revoke your proxy and choose to vote in person even if you had previously sent in your proxy card.

                                             By order of the Board of Directors,


                                             CAROL ZELINSKI,
                                             Secretary

New York, New York
July 30, 2007

                              RAND LOGISTICS, INC.
                          461 Fifth Avenue, 25th Floor
                               New York, NY 10017

                               ------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                               September 11, 2007

                               ------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors, also referred to as the Board, of RAND LOGISTICS, INC., a Delaware corporation, to be used at the annual meeting of stockholders (the "Meeting") of the Company which will be held at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York 10022 on Tuesday, September 11, 2007, at 10:00 A.M. (local time), and at any adjournment or adjournments thereof. All references in this Proxy Statement to the "Company", "we", "us", and "our" refer to Rand Logistics, Inc.

      Stockholders who execute proxies in the accompanying form retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the Meeting or by presenting a later-dated proxy. Unless so revoked, the shares represented by proxies will be voted at the Meeting. The shares represented by the proxies solicited by our Board of Directors will be voted in accordance with the directions given therein, but if no direction is given, such shares will be voted (i) FOR the election of the named director nominee as Class I director; (ii) FOR the approval of the Company's 2007 Long Term Incentive Plan; and (iii) FOR the ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the 2008 fiscal year.

      Stockholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board of Directors before the Meeting to serve as inspector of election at the Meeting and who has executed and verified an oath of office. The affirmative vote of (i) a plurality of the shares present at the Meeting and entitled to vote on the subject matter is required to elect the director nominee to the Board of Directors; (ii) a majority of the shares present at the Meeting and entitled to vote on the subject matter is required to approve the Company's 2007 Long Term Incentive Plan, to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the 2008 fiscal year and approve any other business which may properly come before the Meeting. Abstentions and broker "non-votes" are included in the determination of the number of shares present at the Meeting for quorum purposes. Abstentions will count as a vote against the proposals, other than the election of directors. Abstentions will not have an effect on the election of directors because directors are elected by a plurality of the votes cast. Broker "non-votes" are not counted in the tabulations of the votes cast on any of the proposals. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. The proposal relating to the approval of the 2007 Long Term Incentive Plan is the only proposal at this Meeting which involves a broker "non-vote."

      Our principal executive offices are located at 461 Fifth Avenue, 25th Floor, New York 10017. The approximate date on which this Proxy Statement and the enclosed form of proxy were first sent or given to stockholders was on or about July 30, 2007.

      We had outstanding 12,092,142 shares of our common stock, par value $.0001 per share (the "Common Stock"), at the close of business on July 23, 2007. Each share of Common Stock is entitled to one vote on each matter as may properly be brought before the Meeting. Only stockholders of record at the close of business on July 23, 2007 will be entitled to vote.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

      Our Board of Directors is divided into three classes of directors, with the classes as nearly equal in number as possible, each serving staggered three-year terms. As a result, approximately one third of our Board of Directors will be elected each year.

      The terms of office of our Board of Directors are:

      o Class I director, whose initial term will expire at this Meeting and when their successors are duly elected and qualify;

      o Class II directors, whose initial term will expire at the Annual Meeting of Stockholders to be held in 2008 and when their successors are duly elected and qualify; and

      o Class III directors, whose initial term will expire at the Annual Meeting of Stockholders to be held in 2009 and when their successors are duly elected and qualify.

      Our Class I director is Scott Bravener; our Class II directors are Isaac Kier and Jonathan Brodie; and our Class III directors are Laurence S. Levy and
H. Cabot Lodge III.

      One director will be elected at the Meeting as Class I director of the Company for a term of three years expiring at the Annual Meeting of Stockholders to be held in 2010 and until his successor shall have been elected and shall qualify. The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the Meeting. Each proxy received will be voted FOR the election of the nominee named below unless otherwise specified in the proxy. At this time, our Board of Directors knows of no reason why any nominee might be unable to serve. There are no arrangements or understandings between any nominee and any other person pursuant to which such person was selected as a nominee.

      Our Corporate Governance/Nominating Committee has reviewed the qualifications of the nominee for director and has recommended the nominee for election to the Board of Directors.

                                                                          Year
                                                                        Became a
Name of Nominee              Principal Occupation               Age     Director
---------------              --------------------               ---     --------
Scott Bravener        President and Chief Executive Officer     43        2006
                         of Lower Lakes and Director
                         of the Company

      Captain Scott Bravener has served as Lower Lakes' President and Chief Executive Officer since its inception in 1994, and until 2001 also served as the captain of the Cuyahoga, a vessel owned by Lower Lakes. Captain Bravener has worked in the Great Lakes shipping industry since 1982, serving in various capacities for Canada Steamship Lines Inc. and P & H Shipping prior to the formation of Lower Lakes. Captain Bravener is a director of the Canadian Shipowners Mutual Assurance Association, is a certified Ships Master and is a member of the American Bureau of Shipping. Captain Bravener is a graduate of Marine Navigation Technology, Georgian College, Owen Sound, Ontario.

      The Board of Directors unanimously recommends a vote FOR the election of the named Class I nominee, Scott Bravener, to our Board of Directors. Proxies received in response to this solicitation will be voted FOR the election of the named Class I nominee to our Board of Directors unless otherwise specified in the proxy.

      Information Regarding Other Members of the Board of Directors

      The following table sets forth information with respect to each of the other members of the Board of Directors whose term extends beyond the Meeting, including the Class of such director and the year in which each such director's term would expire.

                                               Year                   Year
                                             Became a             Term Expires
Name                          Age            Director               and Class
----                          ---            --------               ---------
Isaac Kier                    54               2004               2008 Class II

Jonathan Brodie               51               2006               2008 Class II

Laurence S. Levy              51               2004               2009 Class III

H. Cabot Lodge III            51               2006               2009 Class III

      Isaac Kier has been a member of our Board of Directors since our inception. Since February 2006 Mr. Kier has been the principal at Kier Global LLC, a private equity and real estate investment firm. From 2000 to 2006, Mr. Kier served as a partner of the general partner of Coqui Capital Partners L.P., a venture capital firm. From February 2004 until May 2006, he was the secretary and treasurer and a member of the board of directors of Tremisis Energy Acquisition Corporation, an OTC Bulletin Board-listed company. Since June 2005, Mr. Kier has also been a director of Paramount Acquisition Corporation, a company formed for the purpose of acquiring an operating business in either the biotechnology or specialty pharmaceuticals industry. Since October 2004, Mr. Kier has served as a member of the board of directors of Hana Biosciences Inc., (NASDAQ:HNAB), a biopharmaceutical company. From 1987 to 1997, he served as the managing partner of the Alabama 8 market, a non-wireline cellular licensee. From 1982 until its sale in 1995, Mr. Kier served as Chairman and CEO of Lida, Inc., a NASDAQ listed company engaged in textile production and printing. Mr. Kier received a B.A. in Economics from Cornell University and a J.D. from George Washington University Law School.

      Jonathan Brodie has been a member of our Board of Directors since June 6, 2006. Mr. Brodie is the principal of JMB Associates, a privately-owned money management firm, and has served as a consultant to (since 2001), and a director of (since 2005), a holding company for a global investment manager. From 1988-2000, Mr. Brodie was a portfolio manager for JMB Associates, managing individual and institutional accounts. Prior to that, Mr. Brodie served as an Investment Analyst and Portfolio Manager for T. Rowe Price Associates, and as an Investment Analyst for Allan Gray Investment Council. Mr. Brodie serves on the Board of Regents of the Hebrew University of Jerusalem and the International Advisory Board of the Melton Centre of the Hebrew University of Jerusalem. Mr. Brodie is a Board member of MaAfrika Tikkun, USA, on the Executive Committee for the Partnership for Jewish Life and Learning, and is a Wexner Heritage Fellow. Mr. Brodie graduated with a BBusSci and BA (Hons., Econ.) in 1978 and 1979, respectively, from Cape Town University, South Africa. He received his MBA from Stanford University in 1984, and was an Arjay Miller Scholar. Mr. Brodie is a Chartered Financial Analyst.

      Laurence S. Levy has been Chairman of our Board of Directors and our Chief Executive Officer since our inception. Mr. Levy founded the predecessor to Hyde Park Holdings, LLC in July 1986 and has since served as its Chairman. Hyde Park Holdings, LLC is an investor in middle market businesses. Mr. Levy serves as an officer or director of many companies in which Hyde Park Holdings, LLC or its affiliates invests. Presently, these companies include: Ozburn-Hessey Logistics LLC, a national logistics services company, of which Mr. Levy is a director; Derby Industries LLC, a sub-assembly business to the appliance, food and transportation industries, of which Mr. Levy is Chairman; PFI Resource Management LP, an investor in the Private Funding Initiative program in the United Kingdom, of which Mr. Levy is general partner; Parking Company of America Airports LLC, an owner and operator of airport parking garages, of which Mr. Levy is a director; Regency Affiliates, Inc., a diversified publicly listed company, of which Mr. Levy is Chairman, Chief Executive Officer and President; Warehouse Associates L.P., a provider of warehouse and logistics services, of which Mr. Levy is Chairman. Mr. Levy is also chairman of the board and Chief Executive Officer of Hyde Park Acquisition Corp, an OTC bulletin board company and a specified purpose acquisition corporation. In addition, from March 1997 to January 2001, Mr. Levy served as Chairman of Detroit and Canada Tunnel Corporation, a company which operates the toll tunnel between Detroit, Michigan and Windsor, Ontario, and from August 1993 until May 1999, Mr. Levy served as Chief Executive Officer of High Voltage Engineering Corporation, a diversified industrial and manufacturing company. Mr. Levy received a Bachelor of Commerce degree and a Bachelor of Accountancy degree from the University of Witwatersrand in Johannesburg, South Africa. He is qualified as a Chartered Accountant (South Africa). Mr. Levy received a Master of Business Administration degree from Harvard University and graduated as a Baker Scholar.

      H. Cabot Lodge III has been a member of our Board of Directors since June 6, 2006. Mr. Lodge founded ARC Global Partners LLC in 2006, an international real estate merchant bank, and currently serves as its Managing Partner. From 2000 to 2005, Mr. Lodge served as an Executive Vice President of, iStar Financial Inc., a provider of financing to private and corporate owners of real estate and corporate net lease financing. Mr. Lodge was a founder of American Corporate Real Estate, a corporate net lease fund which was acquired by iStar Financial Inc. in 2000. Prior to that, Mr. Lodge was a managing director and member of the board of directors of W.P. Carey & Co., Inc., a real estate investment bank. Mr. Lodge graduated from Harvard College in 1978 and Harvard Business School in 1983.

Information Regarding Executive Officers

Name                          Age                    Position
----                          ---                    --------
Laurence S. Levy              51          Chief Executive Officer and
                                             Chairman of the Board of Directors
                                             of the Company

Edward Levy                   43          President of the Company

Joseph W. McHugh, Jr.         52          Chief Financial Officer of the Company

      For biographical information regarding Laurence S. Levy, please see page 5 of this Proxy Statement.

      Edward Levy has served as our President since June 2006. Mr. Levy also serves as President and a Director of Hyde Park Acquisition Corp., an OTC bulletin board company and a specified purpose acquisition corporation. Mr. Levy was a managing director of CIBC World Markets Corp. from August 1995 through December 2004, and was co-head of CIBC World Markets Corp.'s Leveraged Finance Group from June 2001 until December 2004. From February 1990 to August 1995, Mr. Levy was a managing director of Argosy Group L.P., a private investment banking firm. Since June 1998, Mr. Levy has been a member of the board of managers of Norcross Safety Products LLC, a reporting company under the Securities Exchange Act of 1934, as amended, engaged in the design, manufacture and marketing of branded products in the fragmented personal protection equipment industry. From July 1999 until March 2005, he was also a director of Booth Creek Ski Holdings, Inc., a reporting company under the Securities Exchange Act of 1934, as amended, that owns and operates six ski resort complexes encompassing nine separate resorts. Mr. Levy is a member of the board of directors of a number of privately-held companies. Mr. Levy received a B.A. from Connecticut College.

      Joseph W. McHugh, Jr. has served as our Chief Financial Officer since May 2006. Mr. McHugh served as a financial consultant to the bankruptcy trustee of High Voltage Engineering Corporation ("HVEC"), a diversified group of industrial and technology based manufacturing and services businesses since January 1, 2006. HVEC filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code on March 1, 2004 and again on February 8, 2005. Mr. McHugh served as Chief Financial Officer of HVEC from 1992 through 2004 and as its Vice President of Finance during 2005. Mr. McHugh's CFO responsibilities included accounting, Securities and Exchange Commission and lender financial reporting, banking, taxes, employee benefit plans, investor/lender relations, and closing of complex financings, acquisitions and divestitures. Mr. McHugh received a B.S. in Accounting and a M.B.A. from Bentley College, and is a Certified Management Accountant.

           Information Regarding the Board of Directors and Committees

Family Relationships

      There are no family relationships between any of our executive officers or directors.

Independence of Directors

      During the fiscal year ended March 31, 2007, the Board met or acted by unanimous consent on eleven occasions. During the fiscal year ended March 31, 2007, each of the directors attended at least 75% of the aggregate number of meetings of the Board and of any committees of the Board on which they served. The Company does not have a policy on attendance by directors at our annual meeting of stockholders.

      As required by the listing standards of The NASDAQ Stock Market LLC ("NASDAQ"), a majority of the members of our Board must qualify as "independent," as affirmatively determined by our Board. Our Board determines director independence based on an analysis of such listing standards and all relevant securities and other laws and regulations regarding the definition of "independent".

      Consistent with these considerations, after review of all relevant transactions and relationships between each director, any of his or her family members, and us, our executive officers and our independent registered public accounting firm, the Board has affirmatively determined that a majority of our Board is comprised of independent directors. Our independent directors pursuant to NASDAQ are Messrs. Brodie, Kier and Lodge.

Committees of the Board

      The standing committees of our Board of Directors consist of an Audit Committee, a Compensation Committee and a Corporate Governance/Nominating Committee. Our Board of Directors may also establish from time to time any other committees that it deems necessary or advisable.

      Audit Committee

      Our Audit Committee consists of Messrs. Brodie, Kier and Lodge, with Mr. Kier serving as the Chairman of the Audit Committee. All three current members of the Audit Committee satisfy the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rules 4200 and 4350(d) of the NASDAQ listing standards. Each member of our Audit Committee is financially literate. In addition, Mr. Kier serves as our Audit Committee "financial expert" within the meaning of Item 407 of Regulation S-B of the Securities Act of 1933, as amended (the "Securities Act"), and has the financial sophistication required under the NASDAQ listing standards. Our Audit Committee, among other things:

      o reviews our annual and interim financial statements and reports to be filed with the Securities and Exchange Commission;

      o discusses with management, internal auditors and independent auditors the adequacy and effectiveness of the Company's accounting and financial controls and disclosure controls and procedures;

      o appoints and replaces our independent outside auditors from time to time, determining their compensation and other terms of engagement and oversees their work;

      o     oversees the performance of our internal audit function;

      o conducts a review of all related party transactions for potential conflicts of interest and approves all such related party transactions;

      o establishes procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

      o     oversees our compliance with legal, ethical and regulatory matters.

      The Audit Committee has the sole and direct responsibility for appointing, evaluating and retaining our independent registered public accounting firm and for overseeing their work. All audit services to be provided to us and all permissible non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm will be approved in advance by our Audit Committee. During the fiscal year ended March 31, 2007, the Audit Committee met or acted by unanimous consent on seven occasions. The Audit Committee has adopted a formal written Audit Committee charter that complies with the requirements of the Exchange Act and the NASDAQ listing standards. A copy of the Audit Committee charter is available on request by contacting the Company at 461 Fifth Avenue, 25th Floor, New York, NY 10017.

                             Audit Committee Report

      The Company's management has the primary responsibility for the financial statements and the reporting process, including the Company's system of internal controls and disclosure controls and procedures. The outside auditors audit the Company's financial statements and express an opinion on the financial statements based on the audit. The Audit Committee oversees (i) the accounting and financial reporting processes of the Company and (ii) the audits of the financial statements of the Company on behalf of the Board. The Audit Committee operates under a written charter adopted by the Board.

      The Audit Committee has met and held discussions with management and Grant Thornton LLP, the Company's independent registered public accounting firm. Management represented to the Audit Committee that the Company's financial statements for the year ended March 31, 2007 were prepared in accordance with generally accepted accounting principles. We discussed the financial statements with both management and the independent auditors. We also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board.

      The Audit Committee discussed with the independent auditors the overall scope and plans for the audit. We met with the independent auditors, with and without management, to discuss the results of their examination, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

      The Audit Committee discussed with the independent auditors the auditor's independence from the Company and management, including the independent auditors written disclosures required by Independent Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board.

      Based on the foregoing, we have recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the year ended March 31, 2007, for filing with the Securities and Exchange Commission.

                                              Audit Committee


                                              Isaac Kier, Chairman
                                              Jonathan Brodie
                                              H. Cabot Lodge III

Compensation Committee

      Our Compensation Committee consists of Messrs. Brodie, Kier and Lodge, with Mr. Brodie serving as the Chairman of the Compensation Committee. All of these members of our Compensation Committee are "independent" as defined under Rule 4200 of the NASDAQ listing standards. The purpose of our Compensation Committee is to discharge the responsibilities of our Board of Directors relating to compensation of our executive officers. Our Compensation Committee, among other things:

      o reviews and approves the compensation of our Chief Executive Officer and the other executive officers; and

      o make recommendations to the Board with respect to incentive compensation plans and equity-based plans.

      The Compensation Committee reviews and approves compensation arrangements for our Chief Executive Officer and other executive officers. It makes recommendations to the Board of Directors regarding incentive compensation plans and equity-based plans. The Compensation Committee's charter does not authorize it delegate its authority, notwithstanding its ability to engage outside consulting firms to assist in the evaluation of director or executive officers.

      The Compensation Committee has adopted a formal, written Compensation Committee charter that complies with SEC rules and regulations and the NASDAQ listing standards. During the fiscal year ended March 31, 2007, the Compensation Committee met or acted by unanimous consent on four occasions. A copy of the Compensation Committee charter is available on request by contacting the Company at 461 Fifth Avenue, 25th Floor, New York, NY 10017.

      Corporate Governance/Nominating Committee

      Our Corporate Governance/Nominating Committee consists of Messrs. Brodie, Kier and Lodge, with Mr. Lodge serving as the Chairman of the Corporate Governance and Nominating Committee. All of these members are "independent" as defined under Rule 4200 of the NASDAQ listing standards. Our Corporate Governance/Nominating Committee, among other things:

      o establishes criteria for Board and committee membership and recommends to our Board of Directors proposed nominees for election to the Board of Directors or committees of the Board;

      o establishes processes for security holders to send stockholder proposals and other communications to the Board of Directors or Company management; and

      o monitors and recommends the functions and reviews the performance of the Board and the various committees of the Board of Directors.

      The Corporate Governance/Nominating Committee has adopted a formal written Corporate Governance and Nominating Committee charter that complies with SEC rules and regulations and the NASDAQ listing standards. During the fiscal year ended March 31, 2007, the Corporate Governance/Nominating Committee met or acted by unanimous consent on one occasion. A copy of the Corporate Governance/Nominating Committee charter is available on request by contacting the Company at 461 Fifth Avenue, 25th Floor, New York, NY 10017.

Nominations For The Board Of Directors

The Corporate Governance/Nominating Committee of the Board of Directors considers director candidates based upon a number of qualifications. The qualifications for consideration as a director nominee vary according to the particular area of expertise being sought as a complement to the existing composition of the Board. At a minimum, however, the Corporate
Governance/Nominating Committee seeks candidates for director based on, but not limited to, the following criteria:

      o experience as a senior executive at a publicly traded corporation, management consultant, investment banker, partner at a law firm or registered public accounting firm, professor at an accredited business or law school or experience in the management or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization; and

      o special needs for diversity of experience and background as may arise at a particular time;

      The Corporate Governance/Nominating Committee shall make every effort to ensure that the Board and its committees include at least the required number of independent directors, as that term is defined by applicable standards promulgated by NASDAQ and/or the SEC. Backgrounds giving rise to actual or perceived conflicts of interest are undesirable.

      The Corporate Governance/Nominating Committee has not in the past relied upon third-party search firms to identify director candidates, but may employ such firms if so desired. The Corporate Governance/Nominating Committee generally relies upon, receives and reviews recommendations from a wide variety of contacts, including current executive officers and directors as a source for potential director candidates. The Board retains complete independence in making nominations for election to the Board.

      The Corporate Governance/Nominating Committee will consider qualified director candidates recommended by stockholders in compliance with our procedures and subject to applicable inquiries. The Corporate Governance/Nominating Committee's evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources. Pursuant to our amended and restated bylaws, any stockholder may recommend nominees for director not less than 60 days nor more than 90 days in advance of the annual meeting of stockholders, by writing to Laurence S. Levy, Chairman of the Board and Chief Executive Officer, Rand Logistics, Inc., 461 Fifth Avenue, 25th Floor, New York, NY 10017, giving the name, Company stockholdings and contact information of the person making the nomination, the candidate's name, address and other contact information, any direct or indirect holdings of our securities by the nominee, any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements, information regarding related party transactions with us, the nominee and/or the stockholder submitting the nomination, and any actual or potential conflicts of interest, the nominee's biographical data, current public and private company affiliations, employment history and qualifications and status as "independent" under applicable securities laws and/or stock exchange requirements. All of these communications will be reviewed by our Chairman of the Board and forwarded to H. Cabot Lodge III, the Chairman of the Corporate Governance/Nominating Committee, for further review and consideration in accordance with this policy.

Code of Ethics

      We have adopted a written code of ethics applicable to our directors, officers and employees in accordance with the rules of the SEC and the NASDAQ listing standards. We make our code of ethics available free of charge by contacting the Company's executive offices by mail at 461 Fifth Avenue, 25th Floor, New York, NY 10017. We will disclose amendments to or waivers from our code of ethics in accordance with all applicable laws and regulations.

Section 16(A) Beneficial Ownership Reporting Compliance

      Based upon a review of the filings furnished to us pursuant to Rule 16a-3(e) promulgated under the Exchange Act, and on representations from our executive officers and directors and persons who beneficially own more than 10% of our Common Stock, all filing requirements of Section 16(a) of the Exchange Act were complied with in a timely manner during the fiscal year ended March 31, 2007, except as follows:

            o Laurence Levy, our Chairman and Chief Executive Officer, and Edward Levy, our President, each failed to file timely Statements of Changes in Beneficial Ownership on Form 4 on January 19, 2007. Such Forms 4 were filed with the SEC by Laurence Levy and Edward Levy on January 22, 2007.

            o Islandia LP, a beneficial owner of more than 10% of our Common Stock, failed to timely file an Initial Statement of Beneficial Ownership of Securities on Form 3 on August 3, 2006. Such Form 3 was filed with the SEC by Islandia LP on January 19, 2007.

            o Paul Sonkin, a beneficial owner of more than 10% of our Common Stock, failed to timely file a timely Statement of Changes in Beneficial Ownership on Form 4 on November 21, 2006. Such Form 4 was filed with the SEC by Mr. Sonkin on November 22, 2006.

            o Paul Sonkin, a beneficial owner of more than 10% of our Common Stock, failed to timely file a timely Statement of Changes in Beneficial Ownership on Form 4 on November 10, 2006. Such Form 4 was filed with the SEC by Mr. Sonkin on November 13, 2006.

            o Paul Sonkin, a beneficial owner of more than 10% of our Common Stock, failed to timely file a timely Statement of Changes in Beneficial Ownership on Form 4 on November 1, 2006. Such Form 4 was filed with the SEC by Mr. Sonkin on November 2, 2006.

            o Scott Bravener, a director of the Company, failed to file a timely Statement of Changes in Beneficial Ownership on Form 4 on October 23, 2006. Such Form 4 was filed with the SEC by Mr. Bravener on November 1, 2006.

            o Joseph W. McHugh, Jr., our Chief Financial Officer, failed to file a timely Initial Statement of Beneficial Ownership of Securities on Form 3 on May 3, 2006. Such Form 3 was filed by Mr. McHugh with the SEC on June 20, 2006.

Stockholder Communications With The Board Of Directors

      Any stockholder or other interested party who desires to communicate with our Chairman of the Board of Directors or any of the other members of the Board of Directors may do so by writing to: Board of Directors, c/o Laurence S. Levy, Chief Executive Officer and Chairman of the Board of Directors, Rand Logistics, Inc., 461 Fifth Avenue, 25th Floor, New York, NY 10017. Communications may be addressed to the Chairman of the Board, an individual director, a Board committee, the non-management directors or the full Board. Communications will then be distributed to the appropriate directors unless the Chairman determines that the information submitted constitutes "spam," pornographic material and/or communications offering to buy or sell products or services.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table provides information regarding beneficial ownership of our Common Stock as of July 13, 2007, by:

      o each person known by us to beneficially own more than 5% of all outstanding shares of our Common Stock;
      o each of our directors, nominees for director and Named Executive Officers (as defined in "Executive Compensation - Compensation Discussion and Analysis" herein) individually; and
      o     all of our directors and executive officers as a group.

      Except as otherwise indicated, to our knowledge, all persons listed below have sole voting power and investment power and record and beneficial ownership of their shares, except to the extent that authority is shared by spouses under applicable law.

      The information contained in this table reflects "beneficial ownership" as defined in Rule 13d-3 of the Exchange Act. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to warrants held by that person (and/or pursuant to proxies held by that person) are considered outstanding. Except as otherwise indicated, the address for each beneficial owner is c/o Rand Logistics, Inc., 461 Fifth Avenue, 25th Floor, New York, NY 10017.

                                                          Amount and               Percent of
                                                           Nature of               Ownership
Name and Address of Beneficial Owner                 Beneficial Ownership            Class
------------------------------------                 --------------------          ----------
Laurence S. Levy                                          1,675,870 (1)              13.0%

Rand Management LLC                                         794,286                   6.2%

Isaac Kier (2)                                              707,000 (3)               5.6%

Kier Family, L.P.(2)                                        200,000 (4)               1.6%

David M. Knott (5)                                        3,964,564 (6)              29.8%
Dorset Management Corporation

Hummingbird Management, LLC (7)                           1,582,022 (8)              12.6%

MHR Capital Partners Master Account LP (9)                1,449,080 (10)             11.1%

MHR Advisors LLC(9)                                       1,640,652 (11)             12.4%
MHR Fund Management LLC
Mark H. Rachesky, M.D

                                                          Amount and               Percent of
                                                           Nature of               Ownership
Name and Address of Beneficial Owner                 Beneficial Ownership            Class
------------------------------------                 --------------------          ----------
Wellington Management Company, LLP (12)                     905,300 (13)              7.5%

GMT Capital Corp.(14)                                     1,459,677 (15)             11.0%
Bay Resources Partners L.P.
Bay II Resources Partners L.P.
Bay Resources Partners Offshore Fund Ltd.
Thomas E. Claugus

Islandia, L.P. (16)                                       1,362,107(17)              10.7%
John Lang, Inc.
Richard Berner
Edgar Berner
Thomas Berner

Scott Bravener (18)                                          53,489 (19)                *

Edward Levy                                                 167,537 (20)              1.4%

Joseph W. McHugh, Jr.                                         1,708 (21)                *

H. Cabot Lodge III                                            1,708 (22)                *

Jonathan Brodie (23)                                          1,708 (24)                *

All directors and executive officers as a group
(7 individuals)                                           2,609,002 (25)             19.1%

*     Denotes ownership of less than one percent

(1) Represents 794,286 shares of Common Stock held by Rand Management LLC of which the sole member is the Laurence Levy Irrevocable Trust, a trust established for the benefit of Mr. Levy's three minor children, and 72,800 shares of restricted stock granted to Mr. Levy by the Company. Mr. Levy is the trustee for the trust. Includes 808,784 shares of Common Stock issuable upon exercise of warrants held by Mr. Levy. This information was based on a Schedule 13D filed with the SEC on March 30, 2006, a Form 4 filed with the SEC on October 30, 2006 and a Form 4 filed with the SEC on January 22, 2007.
(2) The business address of both Mr. Kier and Kier Family, L.P. is Kier Global LLC, 1775 Broadway, Suite 604, New York, New York 10019.
(3) In addition to shares held directly, includes 607,000 shares of common stock issuable upon exercise of warrants. This information was based on a
      Schedule 13D/A filed with the SEC on August 7, 2006.
(4) Represents 200,000 shares of Common Stock issuable upon exercise of warrants. This information was based on a Schedule 13D/A filed with the SEC on August 7, 2006.
(5) The business address of Mr. Knott and Dorset Management Corporation is 485 Underhill Boulevard, Suite 205, Syosett, New York 11791.

(6) This information is based on a Schedule 13D/A filed with the SEC on August 1, 2006 and a Form 4 filed with the SEC on May 2, 2007. Includes 1,504,000 shares of Common Stock issuable upon exercise of warrants and 1,209,675 shares of Common Stock issuable upon conversion of 150,000 shares of Series A convertible preferred stock.
(7) The business address of Hummingbird Management, LLC is 460 Park Avenue, 12th Floor, New York, New York 10022.
(8) This information is based on a Schedule 13D/A filed with the SEC on February 15, 2007 and includes 450,930 shares of Common Stock issuable upon exercise of warrants.
(9) The business address of these entities and this individual is 40 West 57th Street, 24th Floor, New York, New York 10019.
(10) This information is based on (i) a Schedule 13D filed with the SEC on March 10, 2006. Comprised of 429,373 shares of common stock and 1,019,707 shares of Common Stock issuable upon exercise of warrants.
(11) This information is based on a Schedule 13D filed with the SEC on March 10, 2006. Comprised of (i) 429,373 shares of Common Stock held for the account of MHR Capital Partners Master Account LP; (ii) 1,019,707 shares of Common Stock issuable upon exercise of warrants held for the account of MHR Capital Partners Master Account LP;(iii) 53,027 shares of Common Stock held for the account of MHR Capital Partners (100); and (iv) 138,545 shares of Common Stock issuable upon exercise of warrants held for the account of MHR Capital Partners (100). MHR Advisors LLC is the general partner of MHR Capital Partners Master Account LP and MHR Capital Partners
      (100). Dr. Rachesky is the managing member of MHR Advisors LLC. MHR Fund Management LLC is the management company for MHR Capital Partners Master Account LP and MHR Capital Partners (100).
(12) The business address of this entity is Wellington Management Company, LLP, 75 State Street, Boston, MA 02109.
(13) This information was derived from a Schedule 13G filed with the SEC on February 14, 2007.
(14) The business address of these entities and this individual is 2100 RiverEdge Pkwy, Suite 840, Atlanta GA 30328.
(15) Comprised of 1,209,677 shares of Common Stock underlying Rand's series A convertible preferred stock and 250,000 shares of Common Stock. This information is based on a Schedule 13G filed with the SEC on July 26, 2007.
(16) The business address for these entities and individuals is 485 Madison Avenue, 23rd Floor, New York, New York 10022.
(17) Includes 600,000 shares of Common Stock issuable upon exercise of warrants. This information was derived from a Schedule 13G, filed with the SEC on January 22, 2007.
(18) The business address for Mr. Bravener is 517 Main Street Port Dover, Ontario Canada NOA 1NO.
(19) Consists of 53,489 shares of Common Stock issuable upon exercise of warrants. This information is based on a Form 4/A filed with the SEC on November 15, 2006.
(20) Includes 69,937 shares of Common Stock underlying warrants, which warrants became exercisable on March 3, 2006 and 47,600 shares of restricted stock granted to Mr. Levy by the Company. This information was derived from a Form 3 filed with the SEC on June 8, 2006, a Form 4 filed with the SEC on October 30, 2006 and a Form 4 filed with the SEC on January 22, 2007.

(21) Includes 1,708 shares of Common Stock underlying warrants which became exercisable on March 3, 2006. This information was derived from a Form 4 filed with the SEC on October 30, 2006.
(22) Includes 1,708 shares of Common Stock underlying warrants which became exercisable on March 3, 2006. This information was derived from a Form 4 filed with the SEC on October 30, 2006.
(23) The business address for Mr. Brodie is 10907 Brewer House Road, Rockville, Maryland 20852.
(24) Includes 1,708 shares of Common Stock underlying warrants which became exercisable on March 3, 2006. This information was derived from a Form 4 filed with the SEC on October 30, 2006.
(25) Includes 1,544,334 shares of Common Stock issuable upon exercise of warrants which warrants became exercisable on March 3, 2006.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transaction Procedures

      Rand maintains its executive offices at 461 Fifth Avenue, 25th Floor, NewYork, New York 10017 pursuant to an agreement with ProChannel Management LLC ("ProChannel"), an affiliate of Laurence S. Levy, our Chairman of the Board and Chief Executive Officer. We pay ProChannel a monthly fee of $12,000 which is for general and administrative services including office space, utilities and secretarial support. We believe, based on rents and fees for similar services in the New York City metropolitan area, that the fee charged by ProChannel is at least as favorable as we could have obtained from an unaffiliated person. ProChannel is not obligated to continue to provide such office space and services to us, and there can be no assurance as to whether, or for how long, ProChannel will continue to make such office space available. For the fiscal year ended March 31, 2007, the Company paid ProChannel approximately $179,000 for use of the Company's executive offices, which includes a portion of ProChannel's relocation expenses and security deposit.

                             EXECUTIVE COMPENSATION

Executive Officer Compensation

The following table provides the compensation of our corporate officers, direct or indirect, for services rendered in all capacities for the fiscal year ended March 31, 2007, all of which has been paid.

                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------
                                                                                          Stock Awards     Option
Name and Principal Position                     Year         Salary ($)    Bonus ($)          ($)        Awards ($)
-------------------------------------------------------------------------------------------------------------------
Laurence S. Levy
Chairman & Chief Executive Officer              2007        300,000 (1)        -           873,600(4)        --
-------------------------------------------------------------------------------------------------------------------
Edward Levy
President                                       2007        200,000 (2)   150,000 (2)      571,200(5)        --
-------------------------------------------------------------------------------------------------------------------
Scott Bravener
President, Lower Lakes                          2007        169,280        75,000(3)           -             --
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                               Nonqualified
                                           Non-Equity            Deferred
                                         Incentive Plan        Compensation           All Other
Name and Principal Position             Compensation ($)       Earnings ($)        Compensation ($)       Total ($)
-------------------------------------------------------------------------------------------------------------------
Laurence S. Levy
Chairman & Chief Executive Officer            --                    --                 2,980(6)           1,176,580
-------------------------------------------------------------------------------------------------------------------
Edward Levy
President                                     --                    --                 8,528(7)             929,728
-------------------------------------------------------------------------------------------------------------------
Scott Bravener
President, Lower Lakes                        --                    --                15,372(8)             259,652
-------------------------------------------------------------------------------------------------------------------

(1) Mr. Levy's salary covered the period from March 3, 2006 through February 28, 2007. Pursuant to an agreement with us, Mr. Levy agreed to seek until March 31, 2007 to use all after-tax proceeds of his salary to make open-market purchases of our publicly traded warrants at certain specified maximum prices. Pursuant to such agreement, as of March 31, 2007, Mr. Levy acquired 8,784 warrants.
(2) Mr. Levy's salary covered the period from June 6, 2006 (the date of his appointment as President) through February 28, 2007. The terms of Mr. Levy' bonus award require him to repay a percentage of the bonus award to us in the event his employment is terminated prior to September 30, 2008 (other than as a result of death, permanent disability or without cause). Pursuant to an agreement with us, Mr. Levy agreed to seek until March 31, 2007 to use all after-tax proceeds of his salary and bonus to make open-market purchases of our publicly traded warrants at certain specified maximum prices. Pursuant to such agreement, as of March 31, 2007, Mr. Levy acquired 19,937 warrants.
(3) Pursuant to an agreement with us, Mr. Bravener agreed to seek until March 31, 2007 to use all after-tax proceeds of his bonus to make open-market purchases of our publicly traded warrants at certain specified maximum prices. Pursuant to such agreement, as of March 31, 2007, Mr. Bravener acquired 53,489 warrants.
(4) Represents 130,000 shares of restricted stock awarded to Laurence Levy on January 17, 2007.
(5) Represents 85,000 shares of restricted stock awarded to Edward Levy on January 17, 2007.
(6) Consists of medical and dental insurance, basic life insurance and short-term and long-term disability insurance.
(7) Consists of medical and dental insurance, basic life insurance and short-term and long-term disability insurance.
(8) Consists of medical and dental insurance of $2,285, basic life and long-term disability insurance of $1,680, personal use of a Company vehicle of $1,161 and Company contributions to Mr. Bravener's Retirement Savings Plan (RSP) account of $10,246.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information with respect to the value of all equity awards that were outstanding at March 31, 2007.

---------------------------------------------------------------------------------------------------------------------------------
                                                             Option Awards
---------------------------------------------------------------------------------------------------------------------------------
                                                           Equity Incentive
                                                             Plan Awards:
                      Number of                               Number of
                     Securities         Number of            Securities                                             Number of
                     Underlying         Securities           Underlying                                          Shares or Units
                    Unexercised         Underlying           Unexercised           Option                          of Stock That
                    Options (#)    Unexercised Options     Unearned Options       Exercise        Option          Have Not Vested
    Name            Exercisable     (#) Unexercisable            (#)              Price ($)    Expiration Date         (#)
---------------------------------------------------------------------------------------------------------------------------------
Laurence Levy           --                  --                   --                  --             --              65,000(1)
---------------------------------------------------------------------------------------------------------------------------------
Edward Levy             --                  --                   --                  --             --              42,500(1)
---------------------------------------------------------------------------------------------------------------------------------
Scott Bravener          --                  --                   --                  --             --                  --
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                               Stock Awards
----------------------------------------------------------------------------------------------
                                                                            Equity Incentive
                                                 Equity Incentive             Plan Awards:
                                                   Plan Awards:             Market or Payout
                          Market Value of       Number of Unearned          Value of Unearned
                         Shares or Units of      Shares, Units or           Shares, Units or
                          Stock That Have        Other Rights That          Other Rights That
    Name                    Not Vested          Have Not Vested (#)        Have Not Vested (#)
----------------------------------------------------------------------------------------------
Laurence Levy               $449,410(2)                --                          --
----------------------------------------------------------------------------------------------
Edward Levy                 $293,845(2)                --                          --
----------------------------------------------------------------------------------------------
Scott Bravener                    --                   --                          --
----------------------------------------------------------------------------------------------

(1) 50% of the restricted shares of our Common Stock reported in the table above vest on each of March 31, 2008 and March 31, 2009. If the recipient's employment with us is terminated for "cause" as defined in the Restricted Stock Award Agreements (the "Award Agreement"), or the recipient terminates his employment with us without "good reason" (as defined in the Award Agreement), any restricted shares of our Common Stock not vested prior to the date of such termination shall immediately be canceled, with any rights or interests in and with respect to such restricted shares forfeited. We may, at our sole discretion, determine, prior to or within ninety days after the date of any such termination, that all or a portion of such unvested restricted shares shall not be so canceled and forfeited. If the recipient's employment with us is terminated by us without "cause" (as defined in the Award Agreement), by the recipient for "good reason" (as defined in the Award Agreement), or as a result of death or permanent disability, 100% of the restricted shares awarded shall become fully vested as of the date of such termination. In the event of a change of control of the Company (as defined in the Award Agreement), all restrictions, terms and conditions applicable to the restricted shares shall be deemed lapsed.
(2) The cash value of such restricted Common Stock was calculated using our Common Stock price on March 31, 2007 of $6.914.

                              DIRECTOR COMPENSATION

      The following table summaries the compensation we paid to our non-employee directors during the fiscal year ended March 31, 2007. Compensation information for Laurence S. Levy, our Chief Executive Officer, and Scott Bravener, President of Lower Lakes Towing Ltd., our wholly owned subsidiary, is set forth in the Summary Compensation Table above.

      Non-employee directors receive $25,000 annually for serving as members of our Board of Directors. In addition, non-employee directors receive the following amounts for serving as chairman of the committees of our Board of
Directors: $15,000 for our Audit Committee; $5,000 for our Compensation Committee; and $5,000 for our Corporate Governance/Nominating Committee.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Nonqualified
                                             Stock      Option       Non-Equity        Deferred
                          Fees Earned or     Awards     Awards     Incentive Plan     Compensation       All Other
      Name               Paid in Cash ($)     ($)         ($)     Compensation ($)    Earnings ($)     Compensation ($)    Total ($)
------------------------------------------------------------------------------------------------------------------------------------
Isaac Kier                 32,500(1)          --          --            --                --                --             32,500
------------------------------------------------------------------------------------------------------------------------------------
Jonathan Brodie            30,000(2)          --          --            --                --                --             30,000
------------------------------------------------------------------------------------------------------------------------------------
H. Cabot Lodge III         30,000(3)          --          --            --                --                --             30,000
------------------------------------------------------------------------------------------------------------------------------------

(1) Consists of $25,000 for serving as a director and $7,500 for serving as Chairman of our Audit Committee. Pursuant to an agreement with us, Mr. Kier agreed to seek until March 31, 2007 to use all after-tax proceeds of his director compensation to make open-market purchases of our publicly traded warrants at certain specified maximum prices. Pursuant to such, as of March 31, 2007, Mr. Kier acquired no warrants. Mr. Kier's base director fee covered the period from March 3, 2006 until February 28, 2007. Mr. Kier's compensation for serving as chairman of our Audit Committee covers the period from October 1, 2006 until September 30, 2007. Through March 31, 2007, Mr. Kier was paid one-half of the $15,000 due to him for serving as Chairman of our Audit Committee.
(2) Consists of $25,000 for serving as a director and $5,000 for serving as Chairman of our Compensation Committee. Pursuant to an agreement with us, Mr. Brodie agreed to seek until March 31, 2007 to use all after-tax proceeds of his cash compensation to make open-market purchases of our publicly traded warrants at certain specified maximum prices. Pursuant to such agreement, as of March 31, 2007, Mr. Brodie acquired 1,708 warrants. Mr. Brodie was appointed to our Board of Directors in June, 2006. His base director fee covered the period from June 6, 2006 until May 31, 2007. Mr. Brodie's compensation for serving as chairman of our Compensation Committee covers the period from October 1, 2006 until September 30, 2007.
(3) Consists of $25,000 for serving as a director and $5,000 for serving as Chairman of our Corporate Governance/Nominating Committee. Pursuant to an agreement with us, Mr. Lodge agreed to seek until March 31, 2007 to use all after-tax proceeds of his cash compensation to make open-market purchases of our publicly traded warrants at certain specified maximum prices. Pursuant to such agreement, as of March 31, 2007, Mr. Lodge acquired 1,708 warrants. Mr. Lodge was appointed to our Board of Directors in June, 2006. His base director fee covered the period from June 6, 2006 until May 31, 2007. Mr. Lodge's compensation for serving as chairman of our Corporate Governance/Nominating Committee covers the period from October 1, 2006 until September 30, 2007.

EXECUTIVE EMPLOYMENT ARRANGEMENTS

Mr. Bravener's employment agreement with Lower Lakes Towing Ltd., our wholly owned subsidiary ("Lower Lakes"), provides that if his employment is terminated by Lower Lakes without "cause", by Mr. Bravener for "good reason" or if Lower Lakes fails to renew his employment agreement, Lower Lakes will be required to pay Mr. Bravener A) any accrued, but unpaid base salary and performances bonus as of the date of such termination or non-renewal and any outstanding reimbursable expenses incurred prior to the date or termination or non-renewal;
B) payment, in equal monthly installments, of Mr. Bravener's base salary in effect at the time of termination or non-renewal for a period of 24 months; and
C) continuation of Mr. Bravener's benefits under his employment agreement for a period of 24 months following termination.

      PROPOSAL 2 - APPROVAL OF THE COMPANY'S 2007 LONG TERM INCENTIVE PLAN

      On July 26, 2007, the Board approved, subject to stockholder approval at the 2007 Annual Meeting, the 2007 Long Term Incentive Plan (the "Plan") covering stock options, stock appreciation rights, restricted stock and restricted stock units and performance units.

      The Board of Directors believes it is in the best interest of the Company and the stockholders to maintain the availability of long term equity based incentive compensation awards and to reduce the overall dilutive effect of such awards. The Plan accomplishes these goals, while providing the flexibility needed to meet the Company's future compensation needs. The following summary of certain features of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached to this proxy statement as Exhibit A.

      The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the Meeting is required for the adoption of this proposal.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE PLAN. PROXIES RECEIVED IN RESPONSE TO THIS SOLICITATION WILL BE VOTED FOR THE ADOPTION OF THE PLAN UNLESS OTHERWISE SPECIFIED IN THE PROXY.

Purpose of the Plan

      The purpose of the Plan is to further and promote the interests of the Company, its subsidiaries and its stockholders by enabling the Company and its subsidiaries to attract, retain and motivate employees, non-employee directors and consultants or those who will become employees, non-employee directors or consultants, and to align the interests of those individuals and the Company's stockholders.

Stock Subject to the Plan

      The plan will cover an aggregate of up to 2,500,000 shares of Common Stock. The market value of common stock as reflected in the closing price of a share of Common Stock on the NASDAQ Capital Market on July 25, 2007, was $6.20.

Administration

      The Plan will be administered by a Committee of the Board of Directors (the "Committee"), which shall be comprised of not less than two of the members of the Board of Directors who are non-employee directors (within the meaning of SEC Rule 16b-3(b)(3)) of the Company and outside directors (within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as in effect and as amended from time to time (the "Code"). The Committee will be authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to that implementation, administration and maintenance of the Plan. The Committee shall also select the Plan's participants, make awards in such amounts and in such forms as it deems advisable, impose such restrictions, terms and conditions as it deems appropriate, or correct such technical defects or any inconsistencies in the Plan or any agreement made thereunder.

Changes in Capital Structure

      Awards granted under the Plan, any agreements evidencing such awards and the maximum number of shares of Common Stock subject to the Plan may be subject to adjustment or substitution, as determined by the Committee in its sole discretion (i) in the event of changes in the outstanding stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers consolidations, combinations, exchanges or any other relevant changes in capitalization occurring after the date of grant of any such award, or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Plan participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan.

      In the event of the Company being merged into or consolidated with another corporation or entity, all or substantially all of the assets of the Company are acquired by another person, the reorganization or liquidation of the Company or the Company entering into a written agreement to undergo any of the foregoing events, the Committee may, in its discretion and upon at least ten days advance notice to the affected persons, cancel any outstanding awards and cause the holders thereof to be pain, in cash, securities or other property (including any securities or other property of a successor or acquiror), or any combination thereof, the value of such awards as determined by the Committee in its sole discretion. In the case of stock options, the value of the award shall be based upon the excess of the value of a share of common stock over the exercise price per share. The Committee may, in its sole discretion, provide that such cash, securities or other property is subject to vesting and/or exercisability terms similar to the award being canceled.

Duration and Modification

      The Plan shall terminate on July 26, 2017, except with respect to awards then outstanding.

      The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or to be in the best interests of the Company. No such amendment, suspension or termination shall (x) materially and adversely effect the rights of any Participant under any award, without the consent of such Participant or (y) increase the number of shares available for awards pursuant to the plan without stockholder approval; provided, however, that the Board may amend the Plan, without the consent of any Participants, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment of the Plan to cause certain awards not to be subject to Code Section 409A.

      The Committee may, in its sole discretion, amend or modify at any time the terms and provisions of any outstanding award in any manner to the extent that the Committee under the Plan or any award agreement could have initially determined the restrictions, terms and provisions of such awards, including changing or accelerating the date or dates as of which stock options or stock appreciation right become exercisable, the date or dates as of which restricted share grants shall become vested, or (c) the performance period or goals in respect of any performance units. No such amendment shall, however, materially and adversely affect the rights of any participant under any such award without the consent of such participant, provided that the Committee may amend an award, without the consent of the participant, in any way it deems appropriate to satisfy Code Section 409A and any other regulations or authority promulgated thereunder, including any amendment or modification of such award to cause it not to be subject to such Section 409A.

Eligibility and Extent of Participation

      Individuals eligible for awards under the Plan shall be determined by the Committee in it sole discretion and shall be limited to the employees, non-employee directors of, and consultants to the Company and its subsidiaries.

Stock Options

      Stock options granted under the Plan may be in the form of incentive stock options or non-qualified stock options (sometimes referred to collectively herein as the "Stock Option(s))". Such Stock Options shall be subject to the terms and conditions of the Plan and any additional terms and conditions as the Committee shall set forth in the relevant award agreement. The Committee may also provide that certain stock options shall be automatically exercised and settled on one or more fixed dates specified therein by the Committee.

      Stock Options may be granted under the Plan in such form as the Committee may from time to time approve. Stock Options may be granted alone or in addition to other awards under the Plan or in tandem with stock appreciation rights. Special provisions shall apply to incentive stock options granted to any employee who owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code.

      The exercise price per share of common stock subject to a stock option shall be determined by the Committee, including, without limitation, a determination based on a formula determined by the Committee; provided, however, that the exercise price of a stock option shall not be less than one hundred percent (100%) of the fair market value of the common stock on the date of the grant of such stock option; provided, further, however, that, in the case of a ten percent (10%) stockholder, the exercise price of an incentive stock option shall not be less than one hundred ten percent (110%) of the fair market value of the common stock on the date of grant.

      For purposes hereof, "fair market value" of the Company's common stock means on, or with respect to, any given date(s), the average of the highest and lowest market prices of the common stock, as reported on the principal national securities exchange on which the common stock is listed or admitted to trading, for such date(s) or, if the common stock was not traded on such date(s), on the next preceding day or days on which the common stock was traded. If at any time the common stock is not traded on such an exchange, the fair market value of a share of the Common Stock shall be determined in good faith by the Committee.

Exercise of Options

      A Stock option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or such other person as may be designated by the Company, specifying the number of shares to be purchased. Notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft, or money order payable to the order of the Company, or by payment through any other mechanism permitted by the Committee, including, if the Committee so determines, by delivery of shares of common stock. Any portion of a stock option that is exercised may not be exercised again.

      Stock options and granted under the Plan shall become exercisable at such time as designated by the Committee at the time of grant.

Stock Appreciation Rights

      A stock appreciation right ("Stock Appreciation Right") is an award granted with respect to a specified number of shares of Common Stock entitling a participant to receive an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised. The grant of Stock Appreciation Rights under the Plan shall be subject to the terms and conditions of the Plan and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant award agreement.

      Stock Appreciation Rights may be granted under the Plan in such form as the Committee may approve from time to time. The term of each Stock Appreciation Right shall be such period of time as fixed by the Committee.

Exercise of Stock Appreciation Rights

      A Stock Appreciation Right may be exercised, in whole or in part, by giving written notice of exercise to the secretary of the Company, or such other person as may be designated by the Company, specifying the number of shares for which the Stock Appreciation Right is being exercised. Any portion of a Stock Appreciation Right that is exercised may not be exercised again.

      A Stock Appreciation Right granted under the Plan shall become exercisable at such time as designated by the Compensation Committee at the time of grant.

Restricted Shares and Restricted Stock Units

      Awards of restricted shares and/or restricted stock units are subject to the terms and conditions of the Plan and any additional terms or conditions the Committee shall set for in the relevant award agreement. Subject to the terms of the Plan, the Committee shall determine the number of restricted shares and/or restricted stock units to be granted to a participant and the Committee may provide different terms and conditions on any particular restricted shares and/or restricted stock units grant made to any participant. Each recipient receiving an award of restricted shares shall be issued a stock certificate or certificates in respect of such award. These certificates shall bear a restrictive legend limiting the transferability of such shares until the applicable restrictions have lapsed. Such stock certificates evidencing restricted shares shall, at the discretion of the Committee, be deposited with and held by the Company until the restrictions thereon have lapsed and all applicable terms and conditions applicable to such grant shall have been satisfied.

      Grants of restricted shares and/or restricted stock units are subject to restrictions, terms and conditions the Committee deems appropriate. Such restrictions may involve limitation on the sale, assignment, or transfer of such shares, the requirement that the participant deposit such shares with the Company while the shares are subject to any such restrictions and the requirement that such shares be forfeited upon termination of employment or service for any reason or for specified reasons. Restricted stock units shall be similar to restricted shares except that no shares of common stock are awarded to the participant on the date of grant.

Restriction Period

      Restricted shares and/or restricted stock units shall only become unrestricted and vested in the participant in accordance with such vesting schedule and any other restrictions, terms and conditions relating to such restricted shares and/or restricted stock units as the Committee may establish in the relevant award agreement. While the shares are restricted, the participant may not sell, transfer, pledge, encumber or otherwise depose of such shares.

      Upon the satisfaction or restrictions on a grant of restricted shares, a new, un-legended certificate shall be delivered to the participant. Restricted stock units shall be paid on such date and in such form as the Committee, in its sole discretion, may determine.

Stockholder Rights

      A participant shall have, with respect to shares of common stock underlying a grant of restricted shares, all of the rights of a stockholder of such stock, except as such rights are limited by the relevant award agreement. Any dividends paid on such Restricted Shares shall be treated as additional restricted shares and subject to the same restrictions and other terms and conditions that apply to the unvested restricted shares. There are no shareholder rights with respect to any restricted stock units granted under the plan.

Performance Units

      A performance unit is an award of units (with each unit representing such monetary amount as is designated by the Committee in the award agreement) granted to a participant, subject to the terms and conditions of the Plan and the Committee, as it deems appropriate, including the requirement that the participant forfeit such units (or a portion thereof) in the event certain performance criteria or other conditions are not met within a designated period of time ("Performance Unit").

Performance Unit Grants and Performance Periods

      Performance Units may be granted alone or in addition to any other award under the Plan. The Committee may impose different terms and conditions on any particular Performance Units granted to any Participant.

      Participants receiving a grant of Performance Units shall only earn into and be entitled to payment in respect of such awards if the Company and/or the participant achieves certain goals during and in respect of a designated performance period. The performance goals and periods shall be established by the Committee in its sole discretion. The Committee shall establish performance goals for a performance period prior to or as soon as practicable after the commencement of such performance period. The Committee also shall establish a schedule for Performance Units setting for the portion of the award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the performance goals for the relevant period. Performance goals may use, among other things such measures as level of sales, earnings per share, income before income taxes and cumulative effect of accounting changes, income before cumulative effect of account changes, net income, total stockholder return, market valuation, cash flow and comparisons to peer companies. Such measures shall be defined by the Committee. The Committee may also adjust such performance goals or performance periods in such manner as it, in its discretion, deems appropriate at any time.

Payment of Units

      If the applicable performance goals have been achieved or partially achieved, as determined by the Committee, the participant will be entitled to receive payment in an amount equal to the designated value of each Performance Unit times the number of such units earned. Payment of earned Performance Units shall be made as soon as practicable after the performance period in cash, unrestricted common stock, restricted shares or a combination thereof, as determined by the Committee at its sole discretion.

Performance-Based Awards

      Performance Units, restricted shares, restricted stock units and other awards subject to performance criteria that are intended to be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code shall be paid or become vested solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of Section 162(m) of the Code and the regulations thereunder. These performance goals shall be based on any of the following performance criteria, either alone or in any combination, on either a consolidated or business unit or divisional level, as the Committee may determine:

      o     level of sales;
      o     earnings per share;
      o income before income taxes and cumulative effect of accounting changes;
      o     income before cumulative effect of accounting changes;
      o     net income;
      o     earnings before interest and taxes;
      o     return on assets;
      o     return on equity;
      o     return on capital employed;
      o     total stockholder return;
      o     market valuation;
      o     cash flow;
      o     comparisons to peer companies;
      o     working capital management;
      o     management of capital expenditures;
      o     growth rate of revenue;
      o     growth rate of earnings before interest and taxes; and
      o     completion of acquisitions and/or divestitures.

      The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items, as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives; non-operating items; acquisition expenses; and effects of divestitures. Any such performance criterion or combination of such criteria may apply to a participant's award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Committee may specify. The payout of any such award to may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the discretion of the Committee.

Transferability of Awards

      Unless provided in the applicable award agreement, no award under the Plan shall be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise disposed of by a participant or any beneficiary of any participant except by testamentary disposition by the participant or laws of intestate succession. No interest shall be subject to execution, attachment or similar legal process, including for seizure for payment of the participant's debts, judgments, alimony or maintenance. Unless otherwise provided in the award agreement, Stock Options and Stock Appreciation right re exercisable only by the participant.

Federal Income Tax Consequences

      The following is a brief and general summary of some United States federal income tax consequences applicable to the Plan. The summary does not reflect any provisions of the income tax laws of any state, local or foreign taxing jurisdiction. Because the tax consequences of events and transactions under the Plan depend upon various factors, including an individual's own tax status, each participant who receives an award under the Plan should consult a tax advisor.

Incentive Stock Options

      Stock Options granted under the Plan may qualify as incentive stock options (within the meaning of Section 422 of the Code) or non-qualified stock options. Upon the grant of an incentive stock option, the optionee will not recognize any income. Generally, no income is recognized by the optionee upon the exercise of an incentive stock option. The optionee must increase his or her alternative minimum taxable income for the taxable year in which he or she exercised the incentive stock option by the amount that would have been ordinary income had the option not been an incentive stock option.

      Upon the subsequent disposition of shares acquired upon the exercise of an incentive stock option, the federal income tax consequences will depend upon when the disposition occurs and the type of disposition. If the shares are disposed of by the optionee after the later to occur of (i) the end of the two year period beginning the day after the day the incentive stock option is awarded to the optionee, or (ii) the end of the one-year period beginning on the day after the day the shares are issued to the optionee (we refer to the later of (i) or (ii) as the ISO Holding Period), any gain or loss realized upon such disposition will be long-term capital gain or loss, and the Company (or a subsidiary) will not be entitled to any income tax deduction in respect of the option or its exercise. For purposes of determining the amount of such gain or loss, the optionee's tax basis in the shares will be the option price.

      Generally, if the shares are disposed of by the optionee in a taxable disposition within the two year period beginning on the day after the day the option was awarded to the optionee, or the one-year period beginning on the day after the day the shares are issued to the optionee, the excess, if any, of the amount realized (up to the fair market value of the shares on the exercise date) over the option price will be compensation taxable to the optionee as ordinary income, and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions") equal to the amount of ordinary income realized by the optionee. Any amount realized upon such a disposition by the optionee in excess of the fair market value of the shares on the exercise date will be capital gain.

      If an optionee has not remained an employee of the Company or it subsidiaries during the period beginning with the grant of an incentive stock option and ending on the day three months (one year if the optionee becomes disabled) before the date the option is exercised (other than in the case of the optionee's death), the exercise of such option will be treated as the exercise of a non-qualified stock option with the tax consequences described below.

Non-Qualified Stock Options

      In general, upon the grant of a non-qualified stock option, an optionee will not recognize any income. At the time a nonqualified option is exercised, the optionee will recognize compensation taxable as ordinary income, and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions"), in an amount equal to the difference between the fair market value on the exercise date of the shares acquired pursuant to such exercise and the option price. Upon a subsequent disposition of the shares, the optionee will recognize long- or short-term capital gain or loss, depending upon the holding period of the shares. For purposes of determining the amount of such gain or loss, the optionee's tax basis in the shares will be the fair market value of such shares on the exercise date.

Effect of Share-for-Share Exercise

      If an optionee elects to tender shares of the Company's Common Stock in partial or full payment of the option price for shares to be acquired through the exercise of an option, generally the optionee will not recognize any gain or loss on such tendered shares. However, if the shares tendered in connection with any share-for-share exercise were previously acquired upon the exercise of an incentive stock option, and such share-for-share exercise occurs during the ISO Holding Period for such shares, then there will be a taxable disposition of the tendered shares with the tax consequences described above for the taxable dispositions during the ISO Holding Period of the shares acquired upon the exercise of an incentive stock option.

      If the optionee tenders shares upon the exercise of a nonqualified option, the optionee will recognize compensation taxable as ordinary income and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions") in an amount equal only to the fair market value of the number of shares received by the optionee upon exercise which is in excess of the number of tendered shares, less any cash paid by the optionee.

Restricted Shares

      A participant will not recognize any income upon the award of restricted shares unless the participant makes an election under Section 83(b) of the Code in respect of such grant, as described below. Unless a participant has made an election under Section 83(b) of the Code in respect of any restricted shares, any dividends received by the participant with respect to restricted shares prior to the date the participant recognizes income with respect to such award (as described below) must be treated by the participant as compensation taxable as ordinary income, and the Company will be entitled to a deduction, in an amount equal to the amount of ordinary income recognized by the participant. After the terms and conditions applicable to the restricted shares are satisfied, or if the participant has made an election under Section 83(b) of the Code in respect of the restricted shares, any dividends received by the participant in respect of such award will be treated as a dividend taxable as ordinary income, and the Company will not be entitled to a deduction in respect of any such dividend payment.

      Unless the participant has made an election under Section 83(b) of the Code (as described below), at the time the terms and conditions applicable to the restricted shares are satisfied, a participant will recognize compensation taxable as ordinary income, and the Company generally will be entitled to a deduction, in an amount equal to the then fair market value of the shares of Company Common Stock or which the terms and conditions applicable to the restricted share award have been satisfied. The participant's tax basis for any such shares of the Company common stock would be the fair market value on the date such terms and conditions are satisfied.

      A participant may irrevocably elect under Section 83(b) of the Code to recognize compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the fair market value of such restricted shares (determined without regard to any restrictions thereon) on the date of grant. Such an election must be made by the participant not later than 30 days after the date of grant. If such an election is made, no income would be recognized by the participant (and the Company will not be entitled to a corresponding deduction) at the time the applicable terms and conditions are satisfied. The participant's tax basis for the restricted shares received and for any shares of the Company common stock subsequently held in respect thereof would be the fair market value of the restricted shares (determined without regard to any restrictions thereon) on the date of grant. If a participant makes such an election and subsequently all or part of the award is forfeited, the participant will not be entitled to a deduction as a result of such forfeiture.

      The holding period for capital gain or loss purposes in respect of the Company's common stock underlying an award of restricted shares shall commence when the terms and conditions applicable to the restricted shares are satisfied, unless the participant makes a timely election under Section 83(b) of the Code. In such case, the holding period will commence immediately after the grant of such restricted shares.

Performance Units and Restricted Stock Units

      A participant will not recognize any income upon the award of a performance unit or restricted stock unit. A participant will generally recognize compensation taxable as ordinary income when he or she receives payment with respect to a performance unit or a restricted stock unit, and at such time the Company will generally be entitled to a deduction equal to the amount of cash or the then fair market value of unrestricted Company common stock received by the participant in payment of the performance units or restricted stock units. The participant's tax basis for any such shares of the Company's common stock would be the fair market value on the date such unrestricted shares are transferred to the participant. If all or a portion of the performance units or restricted stock units are paid in restricted shares, see "Restricted Shares" above for a discussion of the applicable tax treatment.

Limits on Deductions

      Under Section 162(m) of the Code, the amount of compensation paid to the chief executive officer and the four other most highly paid executive officers of the Company in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person in any year, except that qualified performance-based compensation will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation. The ability of the Company to claim a deduction for compensation paid to any other executive officer or employee of the Company (including its subsidiaries) is not affected by this provision.

      The Company has structured the Plan so that it may generally claim a deduction in connection with (i) the exercise of non-qualified stock options and/or SARs, (ii) the disposition during the ISO Holding Period by an optionee of shares acquired upon the exercise of incentive stock options, and (iii) the payment of any performance units or restricted stock units, provided that, in each case, the requirements imposed on qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder are satisfied with respect to such awards. Any awards, other than stock options and SARs, which vest solely as a result of the passage of time will not be qualified performance-based compensation under Section 162(m) of the Code (e.g., certain restricted stock, restricted stock units and performance units), and amounts for which the Company may claim a deduction upon the lapse of any restrictions on such awards will be subject to the limitations on deductibility under Section 162(m).

      However, the Plan does permit the Committee to make awards that will not qualify as "qualified performance-based compensation" within the meaning of
Section 162(m) and, while the Compensation Committee expects that a significant portion of the awards it grants under the Plan will be "qualified performance-based compensation", the Committee may very well make various awards that do not satisfy those requirements.

Section 409A

      Section 409A of the Code provides substantial penalties (described below) to persons deferring taxable income, unless the requirements of Section 409A have been satisfied. Many awards provided under the Plan could be viewed as deferring income for participants and may, therefore, be subject to Section 409A. While it is the intention of the Company's Board of Directors to prevent awards made under the Plan from being subject to Section 409A, or if subject to such section, to have such awards satisfy the requirements of Section 409A, there can be no assurance that awards made under the Plan which are subject to
Section 409A will satisfy the requirements of Section 409A.

      In the event that an award made under the Plan is subject to Section 409A, but does not satisfy the requirements of that Section, then the affected participant will incur an additional 20% penalty of the amount found to be improperly deferred, as well as full taxation of that amount and interest on that amount from the date when that amount became vested. In addition, other deferrals by that participant found to be part of the same "plan", even if the deferrals themselves satisfied Section 409A, would also be treated as failing to satisfy Section 409A and, with respect to those deferrals, the participant would also incur an additional 20% penalty of the amount deferred, as well as full taxation of that amount and interest on that amount from the date it became vested.

Additional Information

      The recognition by an employee of compensation income with respect to a grant or an award under the Plan will be subject to withholding for federal income and employment tax purposes. If an employee, to the extent permitted by the terms of a grant or award under the Plan, uses shares of the Company's Common Stock to satisfy the federal income and employment tax withholding obligation, or any similar withholding obligation for state and local tax obligations, the employee will recognize a capital gain or loss, short-term or long-term, depending on the tax basis and holding period for such shares of the Company's Common Stock.

      In the event that certain compensation payments or other benefits received by "disqualified individuals" (as defined in Section 280G(c) of the Code) under the Plan may cause or result in "excess parachute payments" (as defined in Section 280G(b)(1) of the Code) then, pursuant to Section 280G of the Code, any amount that constitutes an excess parachute payment is not deductible by the Company. In addition, Section 4999 of the Code generally imposes a 20% excise tax on the amount of any such excess parachute payment received by such a disqualified individual, and any such excess parachute payments will not be deductible by the Company (or a subsidiary).

           PROPOSAL 3 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
                       REGISTERED PUBLIC ACCOUNTING FIRM

      The Audit Committee has appointed Grant Thornton LLP as the independent registered public accounting firm to audit and report upon the consolidated financial statements of the Company for the fiscal year ending March 31, 2008. Although stockholder ratification of the Board of Directors' action in this respect is not required, the Board of Directors considers it desirable for stockholders to pass upon the selection of auditors and, if the stockholders disapprove of the selection, intends to reconsider the selection of the independent registered public accounting firm for the fiscal year ending March 31, 2009.

      It is expected that representatives of Grant Thornton LLP will be present at the meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

      The Board of Directors recommends a vote FOR ratification of the appointment of the independent registered public accounting firm. Proxies received in response to this solicitation will be voted FOR the ratification of the appointment of the independent registered public accounting firm unless otherwise specified in the proxy.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

      On May 22, 2006, the Company notified its independent registered public accounting firm, Goldstein Golub Kessler LLP ("Goldstein") of its intention to engage Grant Thornton LLP as its new independent registered public accounting firm, at which time the Company dismissed Goldstein.

      Goldstein's reports on the Company's financial statements for the two years preceding such dismissal did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles.

      The decision to change the Company's independent registered public accounting firm was approved by the Company's Board of Directors.

      There were no disagreements between the Company and Goldstein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Goldstein's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

      On May 25, 2006, the Company engaged Grant Thornton LLP as its new independent registered public accounting firm. Prior to the time the Company engaged Grant Thornton LLP, the Company did not consult Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or any other matters or reportable events as set forth in Item 304(a)(2)(ii) of Regulation S-B.

Principal Accountant Fees and Services

Audit Fees. The aggregate fees billed by Grant Thornton LLP for the fiscal year ended March 31, 2007 and the three month Transitional Period ended March 31, 2006 for professional services rendered for the audit of the Company's annual financial statements, review of financial statements included in the Company's quarterly reports on Form 10-QSB and services that were provided in connection with statutory and regulatory filings or engagements were $230,000 for the fiscal year ended March 31, 2007 and $200,000 for the three month Transitional Period ended March 31, 2006. The aggregate fees billed by Goldstein Golub Kessler LLP for the fiscal year ended March 31, 2005 for professional services rendered for the audit of the Company's annual financial statements, review of financial statements included in the Company's quarterly reports on Form 10-QSB and services that were provided in connection with statutory and regulatory filings or engagements were $34,000.

Audit-Related Fees. The aggregate fees billed by Grant Thornton LLP for the fiscal year ended March 31, 2007 and the three month Transitional Period ended March 31, 2006 for assurance and related services that were reasonably related to the performance of the audit or review of the Company's financial statements were $27,500 for the fiscal year ended March 31, 2007 and $0 for the three month Transitional Period ended March 31, 2006. The aggregate fees billed by Goldstein Golub Kessler LLP for the fiscal year ended December 31, 2005 for assurance and related services that were reasonably related to the performance of the audit or review of the Company's financial statements were $0. The nature of the services performed for these fees was primarily in connection with the accounting treatment of the Company's variable interest entity.

Tax Fees. The aggregate fees billed by Grant Thornton LLP in the fiscal year ended March 31, 2007 for professional services rendered for tax compliance, tax advice and tax planning were $87,385 for the fiscal year ended March 31, 2007 and $0 for the three month Transitional Period ended March 31, 2006. The aggregate fees billed by Goldstein Golub Kessler LLP in the three month Transitional Period ended March 31, 2006 and the fiscal year ended December 31, 2005 for professional services rendered for tax compliance, tax advice and tax planning were $1,095 for the three month Transitional Period ended March 31, 2006 and $1,500 for the fiscal year ended December 31, 2005. The nature of the services performed for these fees was primarily for the preparation of tax returns, responding to inquiries from taxing agencies and tax structure planning.

All Other Fees. For the fiscal year ended December 31, 2005, the three month Transitional Period ended March 31, 2006 and the fiscal year ended March 31, 2007, the Company incurred no other fees.

Policy on Pre-Approval of Services Provided by Grant Thornton LLP.

      The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent registered public accounting firm. The Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm, other than de minimis non-audit services, and shall not engage the independent registered public accounting firm to perform the specific non-audit services proscribed by law or regulation.

      Other Matters

      Any proposal of an eligible stockholder intended to be presented at the next annual meeting of stockholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting no later than April 1, 2008. The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the next annual meeting of stockholders but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by the Company on or prior to June 13, 2008 and certain other conditions of the applicable rules of the SEC are satisfied. Stockholder proposals should be directed to the Secretary of the Company at the address set forth below.

      We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. In addition to solicitation of proxies by use of the mails, our directors, officers and employees (who will receive no compensation therefore in addition to their regular remuneration) may solicit the return of proxies by telephone, telegram or personal interview.

      We will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request instructions for voting the proxies. We may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

      COPIES OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2007, TOGETHER WITH FINANCIAL STATEMENTS AND SCHEDULES, AS FILED WITH THE SEC ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO LAURENCE S. LEVY, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, RAND LOGISTICS, INC., 461 FIFTH AVENUE, 25TH FLOOR, NEW YORK, NEW YORK, 10017.

      Our Board of Directors does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the meeting other than those set forth in the accompanying Notice of Annual Meeting of Stockholders. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote any proxies in accordance with their judgment.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING WHITE FORM OF PROXY IN THE ENCLOSED ENVELOPE.

                                             By order of the Board of Directors,


                                             CAROL ZELINSKI
                                             Secretary

461 Fifth Avenue, 25th Floor
New York, New York 10017
July 30, 2007

                                                                       Exhibit A

                              RAND LOGISTICS, INC.

                          2007 LONG-TERM INCENTIVE PLAN

                                    * * * * *

      1. Purpose. The purpose of the 2007 Long-Term Incentive Plan (the "Plan") is to further and promote the interests of Rand Logistics, Inc. (the "Company"), its Subsidiaries (as defined below) and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate employees, non-employee directors and consultants or those who will become employees, non-employee directors or consultants, and to align the interests of those individuals and the Company's shareholders.

      2. Definitions. For purposes of the Plan, the following terms shall have the meanings set forth below:

            2.1 "Award" means an award or grant made to a Participant under Sections 6, 7, 8 and/or 9 of the Plan.

            2.2 "Award Agreement" means the agreement executed by a Participant pursuant to Sections 3.2 and 15.6 of the Plan in connection with the granting of an Award.

            2.3 "Board" means the Board of Directors of the Company, as constituted from time to time.

            2.4 "Code" means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

            2.5 "Committee" means the committee of the Board established to administer the Plan, as described in Section 3 of the Plan.

            2.6 "Common Stock" means the Common Stock, par value $.0001 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

            2.7 "Company" means Rand Logistics, Inc., a Delaware corporation, or any successor corporation to Rand Logistics, Inc..

            2.8 "Exchange Act" means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

            2.9 "Fair Market Value" of the Company's Common Stock means on, or with respect to, any given date(s), the average of the highest and lowest market prices of the Common Stock, as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading, for such date(s) or, if the Common Stock was not traded on such date(s), on the next preceding day or days on which the Common Stock was traded. If at any time the Common Stock is not traded on such an exchange, the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Committee.

            2.10 "Incentive Stock Option" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an "incentive stock option" within the meaning of Section 422 of the Code.

            2.11 "Non-Qualified Stock Option" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is not (and is specifically designated as not being) an Incentive Stock Option.

            2.12 "Participant" means any individual who is selected from time to time under Section 5 to receive an Award under the Plan.

            2.13 "Performance Units" means the monetary units granted under
Section 9 of the Plan and the relevant Award Agreement.

            2.14 "Plan" means the Rand Logistics, Inc. 2007 Long-Term Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

            2.15 "Restricted Shares" means the restricted shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan and the relevant Award Agreement.

            2.16 "Restricted Stock Unit" means an Award granted to a Participant pursuant to the provisions of Section 8 of the Plan and the relevant Award Agreement, except no shares of Common Stock are actually awarded to the Participant on the date of grant.

            2.17 "Stock Appreciation Right" means an Award described in Section
7.2 of the Plan and granted pursuant to the provisions of Section 7 of the Plan.

            2.18 "Subsidiary(ies)" means any corporation (other than the Company), partnership or limited liability company in an unbroken chain of entities, including and beginning with the Company, if each of such entities, other than the last entity in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock, partnership or membership interests in one of the other entities in such chain.

      3. Administration.

            3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall be appointed from time to time by the Board and shall be comprised of not less than two (2) of the then members of the Board who are

Non-Employee Directors (within the meaning of SEC Rule 16b-3(b)(3)) of the Company and Outside Directors (within the meaning of Section 162(m) of the Code). Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee.

            3.2 Plan Administration and Plan Rules. The Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation, (a) selecting the Plan's Participants, (b) making Awards in such amounts and in such forms as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Committee shall deem appropriate, and (d) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan, any Award Agreement, and/or any other applicable agreement. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Participants. The Committee's determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such forms as are approved by the Committee.

            3.3 Liability Limitation. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

      4. Term of Plan/Common Stock Subject to Plan.

            4.1 Term. The Plan shall terminate on the tenth anniversary of the Board's approval of the Plan, except with respect to Awards then outstanding. After such date no further Awards shall be granted under the Plan.

            4.2 Common Stock. The maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 13.2 of the Plan, shall not exceed 2,500,000 shares of Common Stock. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan.

            4.3 Computation of Available Shares. For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section 4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Sections 6 and 7 of the Plan, the number of shares of Common Stock issued under grants of Restricted Shares and Restricted Stock Units pursuant to Section 8 of the Plan and the maximum number of shares of Common Stock potentially issuable under grants or payments of Performance Units pursuant to Section 9 of the Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards.

      5. Eligibility. Individuals eligible for Awards under the Plan shall be determined by the Committee in its sole discretion and shall be limited to the employees, non-employee directors of, and consultants to the Company and its Subsidiaries.

      6. Stock Options.

            6.1 Terms and Conditions. Stock options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options or Non-Qualified Stock Options (sometimes referred to collectively herein as the "Stock Option(s))". Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement. The Committee may also provide that certain Stock Options shall be automatically exercised and settled on one or more fixed dates specified therein by the Committee (in such a situation, the Committee may provide that a number of shares of Common Stock with a Fair Market Value equal to or greater than the total exercise price be withheld to satisfy the exercise price and, in the event the Fair Market Value of the shares of Common Stock withheld exceeded the total exercise price, the Committee may provide that any excess be paid to the Participant in cash, securities or other property).

            6.2 Grant. Stock Options may be granted under the Plan in such form as the Committee may from time to time approve. Stock Options may be granted alone or in addition to other Awards under the Plan or in tandem with Stock Appreciation Rights. Special provisions shall apply to Incentive Stock Options granted to any employee who owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a "10% Shareholder").

            6.3 Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee, including, without limitation, a determination based on a formula determined by the Committee; provided, however, that the exercise price of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Incentive Stock Option; provided, further, however, that, in the case of a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

            6.4 Term. The term of each Stock Option shall be such period of time as is fixed by the Committee; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years (five (5) years, in the case of a 10% Shareholder) after the date immediately preceding the date on which the Incentive Stock Option is granted.

            6.5 Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or such other person as may be designated by the Company, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft, or money order payable to the order of the Company, or by payment through any other mechanism permitted by the Committee, including, if the Committee so determines, by delivery of shares of Common Stock. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.

            6.6 Tandem Grants. If Non-Qualified Stock Options and Stock Appreciation Rights are granted in tandem, as designated in the relevant Award Agreements, the right of a Participant to exercise any such tandem Stock Option shall terminate to the extent such Participant exercises the Stock Appreciation Right to which such Stock Appreciation Right is related.

      7. Stock Appreciation Rights.

            7.1 Terms and Conditions. The grant of Stock Appreciation Rights under the Plan shall be subject to the terms and conditions set forth in this
Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

            7.2 Stock Appreciation Rights. A Stock Appreciation Right is an Award granted with respect to a specified number of shares of Common Stock entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

            7.3 Grant. Stock Appreciation Rights may be granted under the Plan in such form as the Committee may from time to time approve. A Stock Appreciation Right may be granted in addition to any other Award under the Plan or in tandem with or independent of a Non-Qualified Stock Option.

            7.4 Term. The term of each Stock Appreciation Right shall be such period of time as is fixed by the Committee.

            7.5 Method of Exercise. A Stock Appreciation Right may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or such other person as may be designated by the Company, specifying the number of shares for which the Stock Appreciation Right is being exercised. Any portion of a Stock Appreciation that is exercised may not be exercised again.

            7.6 Tandem Grants. If Non-Qualified Stock Options and Stock Appreciation Rights are granted in tandem, as designated in the relevant Award Agreements, the right of a Participant to exercise a tandem Stock Appreciation Right shall terminate to the extent such Participant exercises the Non-Qualified Stock Option to which such Stock Appreciation Right is related.

      8. Restricted Shares and Restricted Stock Units.

            8.1 Terms and Conditions. Awards of Restricted Shares and/or Restricted Stock Units shall be subject to the terms and conditions set forth in this Section 8 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement or other applicable agreement. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Shares and/or Restricted Stock Units to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Shares and/or Restricted Stock Units grant made to any Participant. With respect to each Participant receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such Restricted Shares. Such stock certificate(s) shall be registered in the name of the Participant, and shall bear, among other required legends, the following legend:

            "THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING, WITHOUT LIMITATION, FORFEITURE EVENTS) CONTAINED IN THE RAND LOGISTICS, INC. 2007 LONG TERM INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER HEREOF AND RAND LOGISTICS, INC. COPIES OF SUCH PLAN AND AWARD AGREEMENT

ARE ON FILE IN THE OFFICE OF THE SECRETARY OF RAND LOGISTICS, INC., 461 FIFTH AVENUE, 25TH FLOOR, NEW YORK, NEW YORK 10017. RAND LOGISTICS, INC. WILL FURNISH TO THE RECORDHOLDER OF THE CERTIFICATE, WITHOUT CHARGE AND UPON WRITTEN REQUEST AT ITS PRINCIPAL PLACE OF BUSINESS, A COPY OF SUCH PLAN AND AWARD AGREEMENT. RAND LOGISTICS, INC. RESERVES THE RIGHT TO REFUSE TO RECORD THE TRANSFER OF THIS CERTIFICATE UNTIL ALL SUCH RESTRICTIONS ARE SATISFIED, ALL SUCH TERMS ARE COMPLIED WITH AND ALL SUCH CONDITIONS ARE SATISFIED."

The stock certificate evidencing Restricted Shares shall, in the sole discretion of the Committee, be deposited with and held in custody by the Company until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.

            8.2 Restricted Share and/or Restricted Stock Unit Grants. A grant of Restricted Shares is an Award of shares of Common Stock granted to a Participant, subject to such restrictions, terms and conditions, if any, as the Committee deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the Participant deposit such shares with the Company while such shares are subject to such restrictions, and (c) the requirement that such shares be forfeited upon termination of employment or service for any reason or for specified reasons within a specified period of time (including, without limitation, the failure to achieve designated performance goals). Restricted Stock Units shall be similar to Restricted Shares except that no shares of Common Stock are actually awarded to the Participant on the date of grant.

            8.3 Restriction Period. In accordance with Sections 8.1 and 8.2 of the Plan and unless otherwise determined by the Committee (in its sole discretion) at any time and from time to time, Restricted Shares and/or Restricted Stock Units shall only become unrestricted and vested in the Participant in accordance with such vesting schedule and any other applicable restrictions, terms and conditions relating to such Restricted Shares and/or Restricted Stock Units, if any, as the Committee may establish in the relevant Award Agreement or other applicable agreement (the "Restriction Period"). During the Restriction Period, such stock shall be and remain unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive the Restricted Shares and/or Restricted Stock Units or a portion thereof, as the case may be, as provided in Section 8.4 of the Plan.

            8.4 Payment of Restricted Share and/or Restricted Stock Unit Grants. After the satisfaction and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted Shares, a new certificate, without the legend set forth in Section 8.1 hereof, for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant. Except as otherwise provided in this Section 8 or under applicable law, Restricted Stock Units shall be paid on such date and in such form (e.g., cash, shares, or a combination of cash and shares) as the Committee, in its sole discretion, shall determine.

            8.5 Stockholder Rights. A Participant shall have, with respect to the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a stockholder of such stock (except as such rights (including the right to receive dividends), in the Committee's discretion, are limited or restricted under the Plan or in the relevant Award Agreement or in any other applicable agreement). Any stock dividends paid in respect of unvested Restricted Shares shall (to the extent the unvested Restricted Shares are entitled to receive dividends) be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued. There shall be no shareholder rights with respect to any Restricted Stock Units granted hereunder.

      9. Performance Units.

            9.1 Terms and Conditions. Performance Units shall be subject to the terms and conditions set forth in this Section 9 and any additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

            9.2 Performance Unit Grants. A Performance Unit is an Award of units (with each unit representing such monetary amount as is designated by the Committee in the Award Agreement) granted to a Participant, subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion thereof) in the event certain performance criteria or other conditions are not met within a designated period of time.

            9.3 Grants. Performance Units may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Performance Units to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance Units granted to any Participant.

            9.4 Performance Goals and Performance Periods. Participants receiving a grant of Performance Units shall only earn into and be entitled to payment in respect of such Awards if the Company and/or the Participant achieves certain performance goals (the "Performance Goals") during and in respect of a designated performance period (the "Performance Period"). The Performance Goals and the Performance Period shall be established by the Committee, in its sole discretion. The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period. The Committee shall also establish a schedule or schedules for Performance Units setting forth the portion of the Award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance Period. In setting Performance Goals, the Committee may use, but shall not be limited to, such measures as level of sales, earnings per share, income before income taxes and cumulative effect of accounting changes, income before cumulative effect of accounting changes, net income, earnings before interest and taxes, return on assets, return on equity, return on capital employed, total stockholder return, market valuation, cash flow, completion of acquisitions and/or divestitures, comparisons to peer companies, individual or aggregate Participant performance or such other measure or measures of performance as the Committee, in its sole discretion, may deem appropriate. Such performance measures shall be defined as to their respective components and meaning by the Committee (in its sole discretion). During any Performance Period, the Committee shall have the authority to adjust the Performance Goals and/or the Performance Period in such manner as the Committee, in its sole discretion, deems appropriate at any time and from time to time.

            9.5 Payment of Units. With respect to each Performance Unit, the Participant shall, if the applicable Performance Goals have been achieved, or partially achieved, as determined by the Committee in its sole discretion, by the Company and/or the Participant during the relevant Performance Period, be entitled to receive payment in an amount equal to the designated value of each Performance Unit times the number of such units so earned. Payment in settlement of earned Performance Units shall be made as soon as practicable following the conclusion of the respective Performance Period in cash, in unrestricted Common Stock, or in Restricted Shares, or in any combination thereof, as the Committee in its sole discretion, shall determine and provide in the relevant Award Agreement.

      10. Other Provisions.

            10.1 Performance-Based Awards. Performance Units, Restricted Shares, Restricted Stock Units and other Awards subject to performance criteria that are intended to be "qualified performance-based compensation" within the meaning of
Section 162(m) of the Code shall be paid or become vested solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of Section 162(m) and the regulations thereunder. These performance goals shall be based on any of the following performance criteria, either alone or in any combination, on either a consolidated or business unit or divisional level, as the Committee may determine: level of sales, earnings per share, income before income taxes and cumulative effect of accounting changes, income before cumulative effect of accounting changes, net income, earnings before interest and taxes, return on assets, return on equity, return on capital employed, total stockholder return, market valuation, cash flow, comparisons to peer companies, working capital management, management of capital expenditures, growth rate of revenue, growth rate of earnings before interest and taxes and completion of acquisitions and/or divestitures. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items, as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives; non-operating items; acquisition expenses; and effects of divestitures. Any such performance criterion or combination of such criteria may apply to a Participant's award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Committee may specify. The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the discretion of the Committee. For purposes of the Plan, "Covered Employee" has the same meaning as set forth in Section 162(m) of the Code.

            10.2 Maximum Yearly Awards. The maximum annual Common Stock amounts in this Section 10.2 are subject to adjustment under Section 13.2 and are subject to the Plan maximum under Section 4.2.

                  10.2.1 Performance-Based Awards. The maximum amount payable in respect of Performance Units, performance-based Restricted Shares and Restricted Stock Units and other Awards in any calendar year may not exceed 1,000,000 shares of Common Stock (or the then equivalent Fair Market Value thereof) in the case of any individual Participant.

                  10.2.2 Stock Options and SARs. Each individual Participant may not receive in any calendar year Awards of Options or Stock Appreciation Rights exceeding 1,000,000 underlying shares of Common Stock.

      11. Dividend Equivalents. In addition to the provisions of Section 8.5 of the Plan, Awards of Stock Options, and/or Stock Appreciation Rights, may, in the sole discretion of the Committee and if provided for in the relevant Award Agreement, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant shall be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of such dividend equivalents, including, without limitation, the amount, the timing, form of payment and payment contingencies and/or restrictions of such dividend equivalents, as it deems appropriate or necessary.

      12. Non-transferability of Awards. Unless otherwise provided in the Award Agreement, no Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant's debts, judgements, alimony, or separate maintenance. Unless otherwise provided in the Award Agreement, during the lifetime of a Participant, Stock Options and Stock Appreciation Rights are exercisable only by the Participant.

      13. Changes in Capitalization and Other Matters.

            13.1 No Corporate Action Restriction. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company's or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers, shareholders or agents of the Company or any subsidiary, as a result of any such action.

            13.2 Changes in Capital Structure. Awards granted under the Plan, any agreements evidencing such Awards and the maximum number of shares of Common Stock subject to all Awards stated in Section 4.2 and subject to individual calendar year Awards in Section 10.2 shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

            Notwithstanding the above, in the event of any of the following,

      A. The Company is merged into or consolidated with another corporation or entity;

      B. All or substantially all of the assets of the Company are acquired by another person;

      C.    The reorganization or liquidation of the Company;

      D. The Company entering into a written agreement to undergo an event described in clauses A, B or C above;

then the Committee may, in its discretion and upon at least ten (10) days advance notice to the affected persons, cancel any outstanding Awards and cause the holders thereof to be paid, in cash, securities or other property (including any securities or other property of a successor or acquirer), or any combination thereof, the value of such Awards as determined by the Committee in its sole discretion; in the case of Stock Options, the value of the Award shall be based upon the excess of the value of a share of Common Stock over the exercise price per share. The Committee may, in its sole discretion, provide that such cash, securities or other property is subject to vesting and/or exercisability terms similar to the Award being cancelled.

      14. Amendment, Suspension and Termination.

            14.1 In General. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall (x) materially and adversely effect the rights of any Participant under any Award, without the consent of such Participant or (y) increase the number of shares available for Awards pursuant to Section 4.2 without shareholder approval; provided, however, that the Board may amend the Plan, without the consent of any Participants, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment of the Plan to cause certain Awards not to be subject to Code Section 409A.

            14.2 Award Agreement Modifications. The Committee may (in its sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Award, in any manner to the extent that the Committee under the Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Awards, including, without limitation, changing or accelerating (a) the date or dates as of which such Stock Options or Stock Appreciation Rights shall become exercisable, (b) the date or dates as of which such Restricted Share grants shall become vested, or
(c) the performance period or goals in respect of any Performance Units; provided, however that with respect to an Award intended to be "qualified performance-based compensation", no such amendment or modification may cause the Award to cease to satisfy the requirements of "qualified performance-based compensation". No such amendment or modification shall, however, materially and adversely affect the rights of any Participant under any such Award without the consent of such Participant; provided, however, that the Committee may amend an Award, without the consent of the Participant, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment or modification of such Award to cause it not to be subject to Code Section 409A.

      15. Miscellaneous.

            15.1 Tax Withholding. The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option or Stock Appreciation Right, or the delivery, transfer or vesting of any Common Stock or Restricted Shares, any federal, state, local, foreign or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. In addition, the Company shall have the right to require payment from a Participant to cover any applicable withholding or other employment taxes due upon any payment or settlement under the Plan.

            15.2 No Right to Employment. Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee, director or consultant of the Company or any Subsidiary any right to continued employment, Board membership or consulting relationship with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment, directorship or consulting relationship of any employee, director or consultant at any time for any reason, even if such termination adversely affects such Participant's Awards.

            15.3 Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan, any Award Agreement or any applicable agreement, shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

            15.4 Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Committee expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees, non-employee directors and consultants.

            15.5 Listing, Registration and Other Legal Compliance. No Awards or shares of the Common Stock shall be required to be issued or granted under the Plan or any Award Agreement unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Restricted Shares and/or Common Stock delivered under the Plan may bear appropriate legends and may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Shares and/or Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of SEC Rule 16b-3.

            15.6 Award Agreements. Each Participant receiving an Award under the Plan shall enter into an Award Agreement and any other agreement with the Company and/or its Subsidiaries as may be required by the Committee in such forms as determined by the Committee. Each Participant shall agree to the restrictions, terms and conditions of the Award set forth therein and in the Plan.

            15.7 Designation of Beneficiary. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Stock Option or Stock Appreciation Right or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant's death. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant's estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

            15.8 Leaves of Absence/Transfers. The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfer.

            15.9 Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

            15.10 Effective Date. The Plan shall be effective upon its approval by the Board and adoption by the Company, subject to the approval of the Plan by the Company's shareholders in accordance with Sections 162(m) and 422 of the Code.

            IN WITNESS WHEREOF, this Plan is adopted by the Company on this 26th day of July, 2007

                                             RAND LOGISTICS, INC.


                                             By /s/ Laurence S. Levy
                                                -------------------------------
                                                Name: Laurence S. Levy
                                                Title: Chairman of the Board and
                                                       Chief Executive Officer

              'V FOLD AND DETACH HERE AND READ THE REVERSE SIDE 'V

--------------------------------------------------------------------------------

                                      PROXY

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE AND THE PROPOSALS LISTED BELOW.

                                                                Please mark
                                                                your votes
                                                                like this    |X|

                                     FOR nominee         WITHHOLD AUTHORITY
                                    listed below     to vote for nominee listed
                                                               below

1. Election of Class I Director:

   Scott Bravener                       |_|                     |_|

2. To approve the Company's 2007 Long Term Incentive Plan.

                                                      FOR     AGAINST    ABSTAIN
                                                      |_|       |_|        |_|

3. Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2008.

                                                      FOR     AGAINST    ABSTAIN
                                                      |_|       |_|        |_|

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark date and sign, and return promptly this proxy in the enclosed envelope.

Signature               Signature if held jointly                     Dated 2007

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

              'V FOLD AND DETACH HERE AND READ THE REVERSE SIDE 'V

--------------------------------------------------------------------------------

      PROXY

                              RAND LOGISTICS, INC.

   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 11, 2007.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints LAURENCE S. LEVY and EDWARD LEVY, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Rand Logistics, Inc. (the "Company") on Tuesday, September 11, 2007, at the offices of the Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, NY 10022 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, shares of the Common Stock represented by this proxy will be voted FOR the election of the nominee listed for Class I Director on the reverse side; FOR the approval of the Company's 2007 Long Term Incentive Plan; FOR ratification of the appointment of Grand Thornton LLP as the independent registered public accounting firm of Rand Logistics, Inc. for the fiscal year ending March 31, 2008; and in the discretion of the proxy holders on any other matter which comes before the meeting, including any continuation of the meeting caused by any adjournment, or any postponement of the meeting. This proxy may be revoked at any time prior to the time it is voted.

Only stockholders of record at the close of business on July 23, 2007 are entitled to notice of, and to vote at the meeting and any adjournment or postponement thereof.

             (Continued and to be dated and signed on reverse side)